UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33607	76-0526032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10111 Richmond Avenue, Suite 340 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 963-9522

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On March 12, 2012, GulfMark Offshore, Inc. (the “Company”) completed the public offering of $300 million aggregate principal amount of 6.375% Senior Notes due 2022 (the “Notes”). In connection with the issuance of the Notes, the Company entered into an Indenture (the “Indenture”), by and among the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Notes were issued pursuant to the Indenture in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were resold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes will mature on March 15, 2022, and interest is payable on the Notes semi-annually in arrears on each March 15 and September 15, commencing September 15, 2012. As of the issue date, the Notes will not be guaranteed by any of the Company’s subsidiaries.

At any time prior to March 15, 2015, the Company may redeem up to an aggregate of 35% of the principal amount of the Notes at a redemption price of 106.375% of the principal amount, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings so long as the redemption occurs within 120 days of completing such equity offering and at least 65% of the aggregate principal amount of the Notes remains outstanding after such redemption. Prior to March 15, 2017, the Company may redeem some or all of the notes for cash at a redemption price equal to 100% of their principal amount plus an applicable make-whole premium and accrued and unpaid interest to the redemption date. On and after March 15, 2017, the Company may redeem some or all of the Notes at the redemption pries (expressed as percentages of principal amount) equal to 103.188% for the twelve-month period beginning March 15, 2017, 102.125% for the twelve-month period beginning March 15, 2018, 101.063% for the twelve-month period beginning March 15, 2019 and 100.000% beginning March 15, 2020, plus accrued and unpaid interest to the redemption date.

The Notes were sold pursuant to a Purchase Agreement dated March 1, 2012 (the “Purchase Agreement”), by and among the Company and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and RBS Securities Inc. (the “Initial Purchasers”). The Purchase Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2012.

A copy of the Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

Second Supplemental Indenture

On March 12, 2012, the Company announced that it received tenders and consents from the holders of 50.16% of its $160 million outstanding principal amount of 7.75% Senior Notes due 2014 (the “2014 Notes”) prior to 5:00 p.m., New York City time, on March 9, 2012, pursuant to the Company’s previously announced tender offer and consent solicitation, which commenced on February 27, 2012. The tender offer for the 2014 Notes will expire March 23, 2012, unless extended by the Company in its sole discretion.

On March 12, 2012, following receipt of the requisite consents of the holders of the 2014 Notes, the Company entered into the Second Supplemental Indenture to the indenture governing the 2014 Notes (the “Second Supplemental Indenture”), by and among the Company and the Trustee. The Second Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the 2014 Notes.

A copy of the Second Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Second Supplemental Indenture in this report is a summary and is qualified in its entirety by the terms of the Second Supplemental Indenture.

Registration Rights Agreement

On March 12, 2012, in connection with the issuance of the Notes, the Company entered into a Registration Rights Agreement, by and among the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company will file an exchange offer registration statement with the SEC with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act. The Company agreed to use its reasonable best efforts to cause such exchange offer registration statement to become effective under the Securities Act and shall (i) keep the exchange offer registration statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of such registered exchange offer is mailed to the holders of the Notes and (ii) consummate the registered exchange offer not later than 365 days after the date of original issue of the Notes.

Under some circumstances, in lieu of a registered exchange offer, the Company has agreed to file a shelf registration statement with respect to the Notes and to use their respective commercially reasonable efforts to keep the shelf registration statement effective until the restrictive legend has been removed and the Notes are freely tradable under Rule 144 or the sale pursuant to the shelf registration statement of all of the Notes registered thereunder. The Company is required to pay additional interest if they fail to comply with their obligations to exchange or register the Notes within the specified time periods.

A copy of the Registration Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Notes, the Indenture and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Second Supplemental Indenture is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On March 12, 2012, the Company issued a press release announcing the early settlement results for the tender offer and consent solicitation for its 2014 Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture dated as of March 12, 2012, by and among the Company and U.S. Bank National Association, as trustee

4.2	Second Supplemental Indenture dated as of March 12, 2012, by and among the Company and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement dated as of March 12, 2012, by among the Company and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and RBS Securities Inc.

99.1	Press Release, dated March 12, 2012, announcing the early settlement results for the tender offer and consent solicitation for the Company’s 2014 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc.

By:	/s/ QUINTIN V. KNEEN
Quintin V. Kneen Chief Financial Officer

Dated: March 12, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of March 12, 2012, by and among the Company and U.S. Bank National Association, as trustee

4.2	Second Supplemental Indenture dated as of March 12, 2012, by and among the Company and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement dated as of March 12, 2012, by among the Company and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and RBS Securities Inc.

99.1	Press Release, dated March 12, 2012, announcing the early settlement results for the tender offer and consent solicitation for the Company’s 2014 Notes.